THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This Third Amendment to Loan and Security Agreement and Other Loan Documents

(this "Amendment") is made as of March 8, 2013, by and between ARI NETWORK

SERVICES, INC., a Wisconsin corporation (-Borrower"), and FIFTH THIRD BANK, an Ohio banking corporation ("Lender").

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Loan and Security

Agreement dated as of July 27, 2011, as amended from time to time (as amended, and as it may be further amended, restated, modified or supplemented and in effect from time to time, the

-Loan Agreement"); and

WHEREAS, Borrower has requested that Lender amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

I. Definitions. Capitalized terms used herein and defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan

Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) by inserting each of the following definitions to Section 1.1 in their respective proper alphabetical order:

“Adjusted EBITDA" shall mean, for any period, (a) the sum for such period of: (i) consolidated Net Income, plus (ii) Interest Charges,

plus (iii) federal and state income taxes, plus (iv) depreciation and amortization, plus (v) non-cash expenses limited to bonuses and board director fees paid in stock (provided, however, any and all conversion of non-cash expenses into cash payments shall not be permitted unless

Borrower has received express prior written consent from Lender), plus

(vi) actual transaction expenses ("Transaction Expenses") in an amount not to exceed the amounts set forth below for the corresponding periods set forth below incurred by Borrower in connection with closing the

Purchase Transaction and the 50 Below Purchase Transaction, provided that all such transaction expenses are verified by Lender and consented to by Lender in its sole discretion (which consent shall not be unreasonably withheld), plus (vii) actual fees and expenses (-Third Amendment Fees and Expenses") in an amount not to exceed the amounts set forth below for the corresponding periods set forth below incurred by Borrower in connection with the Third Amendment, provided that all such fees and expenses are verified by Lender and consented to by Lender in its sole discretion (which consent shall not be unreasonably withheld), in each case to the extent included in determining Net Income for such period:

                                                                                       Maximum Third

                                                  Maximum Transaction               Amendment Fees

                                                Expenses Permitted           and Exenses Permitted

                                                to be added back to                to be added back to

Quarter Ended                                    EBIDTA                                       EBITDA

July 31, 2012                                    $     50,000                             $            0.00

October 31, 2012                             200,000                                    0.00

January 31, 2013                             400,000                                    0.00

April 30, 2013                                                     0                                   65,000

July 31, 2013 and thereafter                             0                                    0.00

"Equity Raise Transaction" shall have the meaning set forth in the

Third Amendment.

“Fundamental Transaction" shall mean (i) any merger or

consolidation of Borrower with or into another Person, or (ii) any sale,

lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of Borrower's assets in one or a series of related transactions, or (iii) any purchase offer, tender offer or exchange offer

(whether by Borrower or another Person) that is completed pursuant to which holders of Borrower's common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and which has been accepted by the holders of 50% or more of the outstanding

Borrower's common stock, or (iv) Borrower effects any reclassification,

reorganization or recapitalization of its common stock or any compulsory share exchange pursuant to which any of its common stock is effectively converted into or exchanged for other securities, cash or property, or (v)

Borrower consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization,

recapitalization, spin-off or scheme of arrangement) with any other Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of the Borrower's common stock (not including any shares of common stock held by the other Person or other

Persons making or party to, or associated or affiliated with the other

Persons making or party to, such stock or share purchase agreement or other business combination), or (vi) any other transaction or occurrence which is a "Fundamental Transaction" for purposes of section 3 of any of the warrants issued or to be issued by Borrower in connection with the

Equity Raise Transaction.

“Third Amendment" shall mean that certain Third Amendment to

Loan and Security Agreement and Other Loan Documents dated as of

March 8, 2013 by and between Borrower and Lender, together with each

Consent and Reaffirmation of Guaranty by the applicable Guarantor attached thereto.

(b) by amending and restating each of the following definitions in Section 1.1 as follows:

"EBITDA" shall mean, for any period, (a) the sum for such period of (i) consolidated Net Income, plus (ii) Interest Charges, plus (iii) federal and state income taxes, plus (iv) depreciation and amortization, plus actual transaction expenses in an amount not to exceed the amounts set forth below for the corresponding periods set forth below incurred by Borrower in connection with closing the Purchase Transaction and the 50 Below

Purchase Transaction, provided that all such transaction expenses are verified by Lender and consented to by Lender in its sole discretion

(which consent shall not be unreasonably withheld), in each case to the extent included in determining Net Income for such period.

                                                            Maximum Transaction

                                                            Expenses Permitted to be

Quarter Ended                                                Added back to EBITDA

July 31, 2012                                                $    50,000

October 31, 2012                                    $  200,000

January 31, 2013                                    $  400,000

April 30, 2013 and thereafter                        $         0.00

"Pledge Agreement" shall mean that certain Membership Interests

Security Agreement dated as of July 27, 2011 made by Borrower in favor of Lender, and acknowledged to by ARE Europe B.V., in form and substance acceptable to Lender, as it may be amended, restated, modified or supplemented and in effect from time to time.

(c) by inserting the following as Section 2.2(f):

(f) Additional Term Loan Mandatory Prepayments. In

addition to the foregoing, Borrower shall make a mandatory prepayment of the outstanding principal amount of the Term Loan concurrently with the receipt by Borrower or by any Subsidiary of any net cash proceeds generated from the Equity Raise Transaction in an amount equal to one hundred percent (100%) of the first $1,500,000.00 of such net cash proceeds. Such prepayment of the Term Loan shall be applied to the scheduled installments of the Term Loan in inverse order of maturity.

(d) by amending and restating Section 6.2 in its entirety to read as follows:

6.2 Other Collateral. In addition, the Obligations are also

secured by the Pledge Agreement, the Guaranties, the Securities Pledge

Agreement and the Security Agreement.

(e) by inserting the following as Section 8.22:

8.22 Personal Financial Statements. Borrower shall deliver or cause to be delivered, within one hundred twenty (120) days after the end of each calendar year, a personal financial statement of Roy W. Olivier for such year, in form and substance acceptable to Lender and certified by

Roy W. Olivier as true, correct and complete in all respects.

(f) by amending and restating Section 9.4 in its entirety to read as follows:

9.4 Transfer; Merger; Sales. Borrower shall not and not permit any Subsidiary to, whether in one transaction or a series of related transactions, (a) be a party to any Fundamental Transaction or any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any Capital Securities of any class of, or any partnership or joint venture interest in, any other Person, except for (i) any such merger,

consolidation, sale, transfer, conveyance, lease or assignment of or by any

Wholly-Owned Subsidiary into Borrower or into any other domestic

Wholly-Owned Subsidiary; (ii) any such purchase or other acquisition by

Borrower or any domestic Wholly-Owned Subsidiary of the assets or equity interests of any Wholly-Owned Subsidiary, (b) sell, transfer,

convey or lease all or any substantial part of its assets or Capital Securities

(including the sale of Capital Securities of any Subsidiary), except for sales of Inventory in the ordinary course of business, or (c) sell or assign,

with or without recourse, any receivables other than receivables deemed uncollectable by Borrower and transferred to third party collection agencies.

(g) by amending and restating Section 9.5 in its entirety to read as follows:

9.5 Issuance of Capital Securities. Borrower shall not and shall not permit any Subsidiary to issue any Capital Securities other than (a) any issuance of shares of Borrower's common Capital Securities pursuant to any option program, (b) the issuance of preferred stock pursuant to the

Rights Plan dated as of August 7, 2003 between Borrower and American

Stock Transfer & Trust Company, (c) any issuance of Capital Securities by a Subsidiary to Borrower or another Subsidiary in accordance with

Section 9.6, (d) the issuance of common Capital Securities to Sifen in connection with the Sifen Subordinated Loan Transaction, or (e) the issuance of Capital Securities in connection with the Equity Raise

Transaction.

 (h) by amending and restating the last sentence of Section 9.6 in its entirety to read as follows:

Notwithstanding the foregoing, (i) any Subsidiary may pay dividends or make other distributions to Borrower or to a domestic Wholly-Owned

Subsidiary; (ii) Borrower may make Earn-Out Payments and Holdback

Payments to the extent permitted under the Subordination Agreement; and

(iii) Borrower may (A) make regularly scheduled payments of interest to

Sifen under the Sifen Subordinated Loan Documents to the extent permitted under the Sifen Subordination Agreement, and (B) if, upon making the prepayment of the Term Loan as required under Section 2.2(f)

hereof, there shall be net cash proceeds of the Equity Raise Transaction in excess of $1,500,000.00, then Borrower may use any or all of the remainder of such excess net cash proceeds (and only such funds) to make a principal prepayment of the Sifen Subordinated Loan or for working capital.

(i)	by amending and restating Section 10.1 in its entirety to read as follows:

10.1 Fixed Charge Coverage Ratio. As of the end of each of its fiscal quarters for the four fiscal quarter period then ending, Borrower and its Subsidiaries shall maintain a ratio of (a) consolidated Adjusted

EB1TDA plus rent and operating lease payments, minus cash taxes paid,

distributions, dividends and Capital Expenditures (other than Capital

Expenditures financed with the proceeds of purchase money Debt or

Capitalized Lease Obligations to the extent permitted under this

Agreement) and other non-cash extraordinary items (excluding extraordinary gains related to the Meppel sale in the amount of $70,000 and the Life Insurance sale in the amount of $123,000). to (b) the consolidated sum of (i) Interest Charges of Borrower and its Subsidiaries

for such period paid in cash, plus (ii) all scheduled principal payments for such period with respect to all Debt that were paid or were due and payable by Borrower and its Subsidiaries during such period plus rent and operating lease expense incurred in the same such period (the "Fixed

Charge Coverage Ratio"), of not less than the ratio set forth below for the corresponding period set forth below:

Period                                                                                                Ratio

For the four fiscal quarter period ending on

    January 31, 2013                                                                         0.90 to 1.00

For the four fiscal quarter period ending on

    April 30, 2013                                                                                            1.00 to 1.00

For the four fiscal quarter period ending on

    July 31, 2013.                                                                                     1.15 to 1.00

For the four fiscal quarter period ending on

                     October 31, 2013 and on the last day of

     each fiscal quarter ending thereafter          1.20 to 1.00

3. Second Amended and Restated Revolving Note. That certain Amended and

Restated Revolving Note dated as of August 17, 2012 executed by Borrower and made payable to the order of Lender in the maximum principal amount of $1.500,000.00 (the "Existing

Revolving Note") is hereby replaced with that certain Second Amended and Restated Revolving

Note dated as of even date herewith executed by Borrower and made payable to the order of

Lender in the maximum principal amount of $1,500,000.00 (the "Second Amended and Restated

Revolving Note"). The Second Amended and Restated Revolving Note amends and restates in its entirety the Existing Revolving Note. Nothing contained in the Second Amended and

Restated Revolving Note shall be deemed to be payment and satisfaction or a novation of the indebtedness evidenced by the Existing Revolving Note. All references in the Loan Agreement and the other Loan Documents to "Revolving Note" shall, on and after the date hereof upon the effectiveness of this Amendment, be deemed to mean the Second Amended and Restated

Revolving Note.

4. Second Amended and Restated Term Note. That certain Amended and Restated

Term Note dated as of August 17, 2012 executed by Borrower and made payable to the order of

Lender in the principal amount of $4,889,000.04 (the "Existing Term Note") is hereby replaced with that certain Second Amended and Restated Term Note dated as of even date herewith executed by Borrower and made payable to the order of Lender in the principal amount of

$4,305,666.73 (the "Second Amended and Restated Term Note”). The Second Amended and

Restated Term Note amends and restates in its entirety the Existing Term Note. Nothing contained in the Second Amended and Restated Term Note shall be deemed to be payment and satisfaction or a novation of the indebtedness evidenced by the Existing Term Note. All references in the Loan Agreement and the other Loan Documents to "Term Note" shall, on and after the date hereof upon the effectiveness of this Amendment, be deemed to mean the Second

Amended and Restated Term Note.

5. Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the

Loan Agreement and the amendment and restatement of the Revolving Note and the Term Note.

6. Consent to Equity Raise Transaction. Borrower has informed Lender that

Borrower intends to issue and sell to certain purchasers common stock and warrants to purchase common stock of Borrower for a net purchase price of not less than $1,500,000.00 on or before

May 15, 2013 on and subject to the terms of a Securities Purchase Agreement, Registration

Rights Agreement and Common Stock Purchase Warrant by and between Borrower and each of the purchasers, the forms of which have been provided to Lender, and, in connection therewith,

issue warrants to purchase common stock to Borrower's placement agent on terms identical in all material respects to such form of Common Stock Purchase Warrant, for fair consideration as approved by Borrower's Board of Directors (the "Equity Raise Transaction"). Certain

provisions of the Loan Agreement prohibit or can be construed to prohibit. the Equity Raise

Transaction, and Borrower has requested that Lender consent to the Equity Raise Transaction and waive any provisions of the Loan Agreement which would otherwise prohibit the Equity

Raise Transaction. Subject to the terms and conditions hereof Lender hereby consents to the

Equity Raise Transaction and waives any Events of Default otherwise created thereby. The consent and waiver set forth herein shall be effective only in the specific instances and for the specific purposes set forth herein and shall neither extend to any other violations under, or default of, the Loan Agreement, nor shall this consent and waiver prejudice any rights or remedies of Lender under the Loan Agreement with respect to matters not specifically addressed hereby. Notwithstanding anything to the contrary contained herein, Borrower hereby agrees that

(i) in the event that the Equity Raise Transaction does not generate at least $250,000.00 of aggregate net cash proceeds on or before May 15, 2013 or any portion of the first $1,500,000.00 of such net cash proceeds are not used to prepay the outstanding principal balance of the Term

Loan as required under Section 2.2(f), an Event of Default shall be deemed to have occurred, (ii)

in the event that the Equity Raise Transaction does not generate at least $1,500,000.00 of aggregate net cash proceeds on or before May 15, 2013 or any portion of such $1,500,000.00 amount is not used to prepay the outstanding principal amount of the Term Loan as required under Section 2.2(f), Borrower shall pay to Lender a nonrefundable fee in the amount of

$100,000.00 on or before May 16, 2013, and (iii) in any event, one hundred percent (100%) of the first $1,500,000.00 of the aggregate net cash proceeds generated from the Equity Raise

Transaction shall be used to prepay the outstanding principal amount of the Term Loan as required under Section 2.2(f).

7. Waiver. Section 9(d) of the Second Amendment required that Borrower deliver to Lender an original of a Collateral Access Agreement with respect to the leased property located in Duluth, Minnesota (or such other Minnesota location or any other locations for the 50

Below business), in form and substance acceptable to Lender, together with a fully-executed copy of the lease, on or before December 28, 2012. Borrower delivered to Lender a Collateral

Access Agreement and a copy of the lease subsequent to that date. Lender hereby waives

Borrower's violation of Section 9(d) of the Second Amendment and the Event of Default created thereby. The waiver set forth herein shall be effective only in the specific instance and for the specific purpose set forth herein and shall neither extend to any other violations under, or default of this Amendment, the Loan Agreement or any of the other Loan Documents, nor shall this waiver prejudice any rights or remedies of Lender under this Amendment, the Loan Agreement and the other Loan Documents with respect to matters not specifically addressed hereby.

8. Reaffirmation and Confirmation of Security Interests. Borrower hereby confirms to Lender that Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of Borrower, including, without limitation, the Collateral, to secure the

Obligations. Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

9. Representations and Warranties. Borrower hereby represents, warrants and covenants to Lender that:

(a) Authorization. Borrower is duly authorized to execute and deliver this

Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

 (b) No Conflicts. The execution and delivery of this Amendment, the Second

Amended and Restated Revolving Note, the Second Amended and Restated Term Note and all

other deliveries required hereunder, and the performance by Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws of Borrower or of any agreement binding upon

Borrower.

(c) Validity and Binding Effect. This Amendment, the Loan Agreement and

the other Loan Documents are a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

(d) No Events of Default. As of the date hereof and after giving effect to the amendments set forth herein and the waiver set forth in Section 7 hereof, no Unmatured Default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e) Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct as though made on such date, except where a different date is specifically indicated.

10. Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the "Amendment Effective Date"), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a) A pdf of this Amendment, duly authorized and fully executed by Borrower and Lender, and a pdf of each Consent and Reaffirmation of Guaranty attached hereto and made a part hereof, duly authorized and fully executed by the applicable Guarantor, shall have been delivered to Lender; provided, however, Borrower agrees that it shall deliver or cause to be delivered a fully-executed original of each of the foregoing within three (3) Business Days of the date hereof.

(b) A pdf of the Second Amended and Restated Revolving Note, duly authorized and fully executed by Borrower, shall have been delivered to Lender; provided,

however, Borrower agrees that it shall deliver a fully-executed original of the Second Amended and Restated Revolving Note within three (3) Business Days of the date hereof.

(c) A pdf of the Second Amended and Restated Term Note, duly authorized and fully executed by Borrower, shall have been delivered to Lender; provided, however,

Borrower agrees that it shall deliver a fully-executed original of the Second Amended and

Restated Term Note within three (3) Business Days of the date hereof.

(d) Payment by Borrower to Lender of a $30,000.00 amendment fee, which amendment fee shall be fully earned and due and payable on the date hereof.

 (e) Such other documents, instruments, agreements, certificates and opinions as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

11. Costs and Expenses. Borrower shall pay all costs and expenses in connection with the preparation of this Amendment and other related Loan Documents, including, without limitation, reasonable attorneys' fees and expenses.

12. Acknowledgment; Release.

(A) BORROWER HEREBY ACQUITS, AND FOREVER DISCHARGES,

LENDER AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE,

STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE,

REPRESENTATIVE, AND ATTORNEY OF LENDER FROM ANY AND ALL CLAIMS,

CAUSES OF ACTION, SUITS, DEBTS, LIENS, OBLIGATIONS, LIABILITIES,

DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF

ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN,

FIXED OR CONTINGENT, WHICH BORROWER MAY HAVE OR CLAIM TO HAVE

NOW OR WHICH MAY HEREAFTER ARISE OUT OF OR BE CONNECTED WITH

ANY ACT OF COMMISSION OR OMISSION OF LENDER EXISTING OR

OCCURRING PRIOR TO THE DATE OF THIS AMENDMENT, OR ANY

INSTRUMENT EXECUTED PRIOR TO THE DATE OF THIS AMENDMENT,

ARISING WITH RESPECT TO THIS AMENDMENT, THE LOAN AGREEMENT, THE

OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED

HEREIN AND THEREIN.

13. Miscellaneous.

(a) Captions. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e) References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan

Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement.

Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Notes provided for therein and secured by the

Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g) Customer Identification - USA Patriot Act Notice; OFAC and Bank

Secrecy Act. Lender hereby notifies Borrower that pursuant to the requirements of the USA

Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and

Lender's policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (-0FAC-), the Department of the Treasury

or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive

Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (-BSA") laws and regulations, as amended.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Loan and

Security Agreement and Other Loan Documents as of the date first set forth above.

BORROWER:

ARI NETWORK SERVICES, INC., a Wisconsin  Corporation

By: /s/ Darin R. Janecek

Darin R. Janecek

V.P. of Finance and CFO

LENDER:

FIFTH THIRD BANK, an Ohio Banking Corporation

By: /s/ Gayne M. Underwood

Gayne M. Underwood

Vice President

CONSENT AND REAFFIRMATION OF GUARANTY

Project Viking II Acquisition, Inc., a Wisconsin corporation ("Project Viking"), is a guarantor of Borrower to Lender under the terms of that certain Continuing Unconditional

Guaranty dated as of November 28, 2012 made by Project Viking in favor of Lender (as amended, restated, modified or supplemented and in effect from time to time, the "Project

Viking Guaranty").

Project Viking hereby expressly: (a) consents to the execution by Borrower and Lender of the above Third Amendment to Loan and Security Agreement and Other Loan Documents

(the "Third Amendment"), the Second Amended and Restated Revolving Note and the Second

Amended and Restated Term Note; (b) acknowledges that the "Borrower's Liabilities- (as defined in the Project Viking Guaranty) includes all of the obligations and liabilities owing from time to time by Borrower to Lender, including, but not limited to, the obligations and liabilities of Borrower to Lender under and pursuant to the Loan Agreement, as amended from time to ti me; (c) acknowledges that Project Viking does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrower under the Loan Agreement or

Project Viking under the Project Viking Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Project Viking Guaranty; (e) agrees that all such obligations and liabilities under the Project Viking Guaranty shall continue in full force and that the execution and delivery of the

Third Amendment to, and its acceptance by, Lender shall not in any manner whatsoever (i)

impair or affect the liability of Project Viking to Lender under the Project Viking Guaranty, (ii)

prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of

Lender at law, in equity or by statute, against Project Viking pursuant to the Project Viking

Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Project Viking under the Project Viking Guaranty;

(f) represents and warrants that each of the representations and warranties made by Project

Viking in any of the documents executed in connection with the Loans remain true and correct as of the date hereof; and (g) acknowledges and agrees that the Project Viking Guaranty is continuing and unconditional and shall not terminate until the indefeasible payment in full to

Lender of Borrower's Liabilities.

PROJECT VIKING HEREBY ACQUITS, AND FOREVER DISCHARGES,

LENDER AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE,

STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE,

REPRESENTATIVE, AND ATTORNEY OF LENDER FROM ANY AND ALL CLAIMS,

CAUSES OF ACTION, SUITS, DEBTS, LIENS, OBLIGATIONS, LIABILITIES,

DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF

ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN,

FIXED OR CONTINGENT, WHICH PROJECT VIKING MAY HAVE OR CLAIM TO

HAVE NOW OR WHICH MAY HEREAFTER ARISE OUT OF OR BE CONNECTED

WITH ANY ACT OF COMMISSION OR OMISSION OF LENDER EXISTING OR

OCCURRING PRIOR TO THE DATE OF THE THIRD AMENDMENT OR ANY

INSTRUMENT EXECUTED PRIOR TO THE DATE OF THE THIRD AMENDMENT

ARISING WITH RESPECT TO THE PROJECT VIKING GUARANTY, THE THIRD

AMENDMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND

THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN.

PROJECT VIKING II ACQUISITION, INC., a Wisconsin corporation

By: /s/ Darin R. Janecek

Name:  Darin R. Janecek

Title: VP of Finance and CFO

CONSENT AND REAFFIRMATION OF GUARANTY

Roy W. Olivier, an individual (-Olivier"), is a guarantor of Borrower to Lender under the terms of that certain Continuing Unconditional Limited Guaranty dated as of November 28, 2012 made by Olivier in favor of Lender (as amended, restated, modified or supplemented and in effect from time to time, the "Olivier Guaranty").

Olivier hereby expressly: (a) consents to the execution by Borrower and Lender of the above Third Amendment to Loan and Security Agreement and Other Loan Documents (the

"Third Amendment"), the Second Amended and Restated Revolving Note and the Second

Amended and Restated Term Note; (b) acknowledges that the "Borrower's Liabilities - (as defined in the Olivier Guaranty) includes all of the obligations and liabilities owing from time to ti me by Borrower to Lender, including, but not limited to, the obligations and liabilities of

Borrower to Lender under and pursuant to the Loan Agreement, as amended from time to time;

(c) acknowledges that Olivier does not have any set-off, defense or counterclaim to the payment or performance of any of the obligations of Borrower under the Loan Agreement or Olivier under the Olivier Guaranty; (d) reaffirms, assumes and binds himself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Olivier

Guaranty; (e) agrees that all such obligations and liabilities under the Olivier Guaranty shall continue in full force and that the execution and delivery of the Third Amendment to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of

Olivier to Lender under the Olivier Guaranty. (ii) prejudice, waive, or be construed to impair,

affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against

Olivier pursuant to the Olivier Guaranty. and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Olivier under the

Olivier Guaranty; (t) represents and warrants that each of the representations and warranties made by Olivier in any of the documents executed in connection with the Loans remain true and correct as of the date hereof; and (g) acknowledges and agrees that the Olivier Guaranty is continuing and unconditional and shall not terminate until the indefeasible payment in full to

Lender of Borrower's Liabilities, except as provided in the Olivier Guaranty.

In addition the foregoing, Olivier hereby covenants and agrees that he shall furnish to

Lender within one hundred twenty (120) days after the end of each calendar year, a personal financial statement for Olivier for such year, in form and substance acceptable to Lender and certified by Olivier as true, correct and complete in all respects.

OLIVIER HEREBY ACQUITS, AND FOREVER DISCHARGES, LENDER AND

EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE,

STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE,

REPRESENTATIVE, AND ATTORNEY OF LENDER FROM ANY AND ALL CLAIMS,

CAUSES OF ACTION, SUITS, DEBTS, LIENS, OBLIGATIONS, LIABILITIES,

DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF

ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN,

FIXED OR CONTINGENT, WHICH OLIVIER MAY HAVE OR CLAIM TO HAVE

NOW OR WHICH MAY HEREAFTER ARISE OUT OF OR BE CONNECTED WITH

ANY ACT OF COMMISSION OR OMISSION OF LENDER EXISTING OR

OCCURRING PRIOR TO THE DATE OF THE THIRD AMENDMENT OR ANY

INSTRUMENT EXECUTED PRIOR TO THE DATE OF THE THIRD AMENDMENT

ARISING WITH RESPECT TO THE OLIVIER GUARANTY, THE THIRD

AMENDMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS AND

THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN.

                                                                                                By: /s/ Roy W. Olivier

                                                                                                Roy W. Olivier

                                                                                                CEO